UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2025

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Neumann Way, Evendale, OH		45215
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GE	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events.

On July 29, 2025, General Electric Company, operating as GE Aerospace (the “Company”), closed its previously announced public offering (the “Offering”) of $1,000,000,000 aggregate principal amount of 4.300% Notes due 2030 (the “2030 Notes”) and $1,000,000,000 aggregate principal amount of 4.900% Notes due 2036 (the “2036 Notes” and, together with the 2030 Notes, the “Notes”).

The Notes were issued pursuant to a senior note indenture, dated as of October 9, 2012 (the “Base Indenture”), as supplemented by company orders and officer’s certificates of the Company, dated as of July 29, 2025 (the “Company Orders and Officer’s Certificates” and, Base Indenture, as supplemented by the Company Orders and Officer’s Certificates, the “Indenture”), by and between the Company and The Bank of New York Mellon, as trustee.

The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3ASR (File No. 333-276832), including a base prospectus (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2024, as supplemented by a preliminary prospectus supplement, filed with the SEC on July 22, 2025, and a final prospectus supplement, filed with the SEC on July 24, 2025. This Current Report on Form 8-K is incorporated by reference into the Registration Statement.

The foregoing description of the Notes, the Indenture and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Senior Note Indenture, dated October 9, 2012, by and between the Company and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K dated October 9, 2012 (Commission file number 001-00035)).
4.2	Company Order and Officer’s Certificate of the Company’s 4.300% Notes due 2030 pursuant to the Indenture.
4.3	Company Order and Officer’s Certificate of the Company’s 4.900% Notes due 2036 pursuant to Indenture.
4.4	Form of 4.300% Note due 2030 (included in Exhibit 4.2).
4.5	Form of 4.900% Note due 2036 (included in Exhibit 4.3).
5.1	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: July 29, 2025	/s/ Robert Giglietti
Robert Giglietti Vice President – Chief Accounting Officer, Controller and Treasurer Principal Accounting Officer